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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                November 9, 1998


                             PDG ENVIRONMENTAL, INC.
             (Exact name of registrant as specified in this charter)




        Delaware                           0-13667              22-2677298
(State or other jurisdiction             (Commission           (IRS Employer
    of incorporation)                    File Number)        Identification No.)


   300 Oxford Drive, Monroeville, PA                                 15146
(Address of Principal Executive Offices)                           (Zip Code)


       Registrant's Telephone Number, including area code: (412) 856-2200


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ITEM 2 - ACQUISITION OR DISPOSITION OF ASSETS

Effective October 31, 1998, PDG Environmental, Inc. and subsidiaries (the "Corporation") entered into an agreement (the "Agreement") with Environmental Control & Abatement, Inc. ("EC&A"), Environmental Remediation Services, Inc. ("ERS") collectively (the "Businesses") and William A. Lemire ("Lemire") for the purchase of selected assets and assumption of contracts of the Businesses. EC&A owned and operated a business which conducted environmental remediation and asbestos abatement, and ERS owned and operated a business which provides environmental consulting.

As consideration for the purchase, the Corporation paid the Businesses $221,000 in cash and 177,500 shares of the Corporation and entered into a three-year employment agreement with Lemire that provides for additional compensation in addition to an annual salary. Additional compensation consists of 50% of the operating cash flows generated by the Businesses for the period November 1, 1998 through October 31, 2001. The additional compensation is payable annually to Lemire on January 31 of each year.

Additionally, the Corporation has agreed to pay up to $50,000 to compensate the Businesses for any decline in value of the Corporation's stock from November 9, 1998 until November 9, 1999.

ITEM 7 - FINANCIAL STATEMENTS & EXHIBITS

     (a)    Financial Statements of Businesses Acquired

     (b)    Pro Forma Financial Information:

            The Corporate notes that is impracticable to provide the financial statements of the businesses acquired and restated pro forma financial information at this time. It expects to file the September 30, 1998 financial statements of EC&A and ERS by January 20, 1999 along with the related pro forma financial information.

     (c)    Exhibits

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             (2)   Asset Purchase Agreement, dated as of November 1, 1998 by
                   and among Environmental Control & Abatement, Inc., Environmental Remediation Services, Inc. and William A. Lemire and Project Development Group, Inc. and PDG Environmental, Inc.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                           PDG ENVIRONMENTAL, INC.




                                     By   /s/ John C. Regan
                                        ---------------------------------------
                                           John C. Regan
                                           Chairman and Chief Executive Officer




Date:  November 20, 1998

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